UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

U.S. Silica Holdings, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 07, 2015

US SILICA HOLDINGS INC. Meeting Information

Meeting Type: Annual Meeting

For holders as of: March 09, 2015

[GRAPHIC] Date: May 07, 2015 Time: 9:00 AM ET

Location: The Jefferson Hotel

Gallatin Conference Room

1200 16th Street NW

Washington, DC 20036

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

B A R C O D E

U.S. Silica Holdings, Inc. c/o Broadridge P. O. Box 1342 Brentwood, NY 11717

US SILICA

Investor Address Line 1 Investor Address Line 2 Investor Address Line 3 Investor Address Line 4 Investor Address Line 5 John Sample 1234 ANYWHERE STREET ANY CITY, ON A1A 1A1

Broadridge Internal Use Only

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Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Annual Report

2. Notice & Proxy Statement

How to View Online:

Have the information that is printed in the box marked by the arrow

(located on the

following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:

www.proxyvote.com

2) BY TELEPHONE:

1-800-579-1639

3) BY E-MAIL*:

sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow

(located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before April 23, 2015 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow

available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting items

The Board of Directors recommends you vote FOR the following:

1. Election of Directors

Nominees

01 Daniel Avramovich 02 Peter Bernard 03 William J. Kacal 04 Charles Shaver 05 Bryan A. Shinn

06 J. Michael Stice

The Board of Directors recommends you vote FOR the following proposals:

2 Ratification of appointment of Grant Thornton LLP as Independent Registered Public Accounting Firm for 2015.

3 Advisory vote to approve the compensation of our named executive officers, as disclosed in the proxy statement.

4 Approval of the Amended and Restated U.S. Silica Holdings, Inc. 2011 Incentive Compensation Plan.

5 Approval of an Amendment to the Second Amended and Restated Certificate of Incorporation to remove the requirement of plurality voting for directors.

6 Approval of Amendments to the Second Amended and Restated Certificate of Incorporation to remove certain provisions relating to ownership of stock by our former controlling shareholder.

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Shareholder(s). If no direction is made, this proxy will be voted FOR items 1,2,3,4,5 and 6. If any other matters properly come before the meeting, the person named in this proxy will vote in their discretion. At the present time, the Board of Directors knows of no other business to be presented at the Annual Meeting.

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Reserved for Broadridge Internal Control Information

NAME

THE COMPANY NAME INC. - COMMON 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS A 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS B 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS C 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS D 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS E 123,456,789,012.12345

THE COMPANY NAME INC. - CLASS F 123,456,789,012.12345

THE COMPANY NAME INC. - 401 K 123,456,789,012.12345

THIS SPACE RESERVED FOR SIGNATURES IF APPLICABLE

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